Subsequent event	12 Months Ended
Dec. 31, 2019
Disclosure of events after reporting period [text block] [Abstract]
Disclosure of events after reporting period [text block]
32.	Subsequent event

Subsequent to end of the year ended December 31, 2019, the COVID-19 outbreak was declared a pandemic by the World Health Organization in March 2020. We have seen a significant impact on our business to the date of the financial statements. The outbreak and the response of the Peruvian Government in dealing with the pandemic is interfering with general activity levels within the community, the economy and the operations of our business, and in March and April 2020, Peruvian Government issued Supreme Decrees No. 044-2020-PCM, 051-2020-PCM, 064-2020-PCM and 075-2020-PCM with exceptional measures aimed at strengthening the surveillance and response of the sanitary system against COVID-19 in the national territory. However, these extraordinary measures, which includes the closure of our production and selling facilities since March 17, 2020, will have a negative impact on our earnings, cash flows and financial condition.

It is not possible to estimate the impact of the outbreak’s near-term and longer effects or Peruvian Government’s varying efforts to combat the outbreak and support businesses. This being the case, we do not consider it practicable to provide a quantitative or qualitative estimate of the potential impact of this outbreak on the Group at this time.

The financial statements have been prepared based upon conditions existing at December 31, 2019 and considering those events occurring subsequent to that date, that provide evidence of conditions that existed at the end of the reporting period. As the outbreak of COVID-19 occurred after December 31, 2019, its impact is considered an event that is indicative of conditions that arose after the reporting period and accordingly, no adjustments have been made to financial statements as at December 31, 2019 for the impacts of COVID-19.